UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2023 (July 11, 2023)

AlTi Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40103	92-1552220
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 396-5904

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2023, Tiedemann Advisors, LLC, a subsidiary of AlTi Global, Inc. (together with its affiliates, the “Company”), entered into a separation agreement (the “Separation Agreement”) with Christine Zhao in connection with her previously announced resignation as the Company’s Chief Financial Officer. Under the terms of the Separation Agreement, Ms. Zhao will receive an aggregate severance payment of $805,000 consisting of individual lump sum payments made pursuant to a set schedule with the first payment to be made within 30 days of the effectiveness of the Separation Agreement and the final payment to be made no later than February 15, 2026. The Company will pay the cost of Ms. Zhao’s COBRA health insurance premiums for a period beginning on July 1, 2023 and ending the earlier of (i) June 30, 2024 or (ii) the date on which Ms. Zhao becomes eligible for group health coverage from another employer. The Separation Agreement also contains confidentiality and non-disparagement covenants and a general release of claims by Ms. Zhao, as well as an obligation on the part of the Company to instruct certain directors, officers and others not to disparage Ms. Zhao. The confidentiality and non-disparagement covenants and instruction are subject to customary exceptions. As required by applicable law, the Separation Agreement permits Ms. Zhao to revoke the Separation Agreement for a period of seven days, which seven-day period will expire on July 18, 2023.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Separation Agreement, dated July 11, 2023, by and between Tiedemann Advisors, LLC and Christine Zhou

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2023	ALTI GLOBAL, INC.

/s/ Colleen Graham
Name: Colleen Graham
Title: Global General Counsel